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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2003




                         OUTDOOR CHANNEL HOLDINGS, INC.
             (Exact Name of registrant as specified in its charter)



           ALASKA                      000-17287                 33-0074499
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                      43445 Business Park Drive, Suite 113
                           Temecula, California 92590
                            Telephone: (909) 699-4749

  (Addresses and telephone numbers of Registrant's principal executive offices)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Outdoor Channel Holdings, Inc. (the "Corporation") previously announced the resignation of Richard K. Dickson from all positions (including directorships and committee memberships) with the Corporation, its wholly-owned subsidiaries, Gold Prospectors Association of America, Inc. and LDMA-AU, Inc., and its majority-owned indirect subsidiary, The Outdoor Channel, Inc. (the "Channel").

In connection with Mr. Dickson's resignation, the Corporation and Mr. Dickson entered into a Confidential Severance Agreement and General Release on December 16, 2003 containing customary releases and providing for certain benefits to Mr. Dickson (the "Severance Agreement"). The Corporation also agreed to issue 134,375 restricted shares of its common stock and the Channel agreed to issue 125,726 restricted shares of its common stock pursuant to a deferred compensation arrangement contained in Mr. Dickson's original employment agreement.

Also in connection with the Severance Agreement, the Corporation and Mr. Dickson entered into a registration rights agreement (the "Registration Rights Agreement") and a stock pledge agreement (the "Channel Pledge Agreement"). The Severance Agreement, Registration Rights Agreement and the Channel Pledge Agreement are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Report on Form 8-K and are incorporated herein.

As a result of the related costs and transactions associated with the Severance Agreement, the Corporation expects to record expenses of approximately $665,000 in the fourth quarter of its 2003 fiscal year.


SAFE HARBOR STATEMENT

Certain statements in the Earnings Press Release may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company intends that all such statements be subject to the "safe-harbor" provisions contained in those sections. Many important factors may cause the Company's actual results to differ materially from those discussed in any such forward-looking statements, including risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's objectives or plans will be achieved. The historical results achieved by the Company are not necessarily indicative of its future prospects. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                                  EXHIBIT INDEX



EXHIBIT                      DESCRIPTION
-------                      -----------

99.1 Confidential Severance Agreement and General Release by and among Richard K. Dickson II, Outdoor Channel Holdings, Inc, and the other parties named therein dated December 16, 2003

99.2 Registration Rights Agreement by and among Outdoor Channel Holdings, Inc. and Richard K. Dickson II dated December 16, 2003

99.3 Channel Stock Pledge Agreement between Richard K. Dickson II and Outdoor Channel Holdings, Inc. dated December 16, 2003



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Outdoor Channel Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               OUTDOOR CHANNEL HOLDINGS, INC.



Date: December 18, 2003                        By:      /S/ PERRY T. MASSIE
                                                   -----------------------------
                                                        Perry T. Massie
                                                        Chief Executive Officer